Phunware Reports Third Quarter 2022 Financial Results

AUSTIN, Texas, November 10, 2022 – Phunware, Inc. (NASDAQ: PHUN) (“Phunware” or the “Company”), a leading digital transformation platform to tech-enable contextual engagement in a mobile-first world, today announced financial results for the quarter ended September 30, 2022.

“We are very excited to continue our 2022 momentum in Q3, delivering actual revenues exceeding 120% growth year-over-year while simultaneously expanding our MaaS backlog to nearly $8M,” said Alan S. Knitowski, President, CEO and Co-Founder of Phunware. “We continue operating effectively at the intersection of mobile, cloud, big data and blockchain across all lines of business and are revising our forward revenue guidance for 2022 to up roughly 225% year-over-year, or approximately $22.5M. In parallel, we also expect that the second half of 2022 will represent a new second half record for reported revenues as a public company for its comparable period.”

Third Quarter 2022 Financial Results
•Net Revenues for the quarter totaled $4.8 million
•Multiscreen-as-a-Service (MaaS) Platform Revenues were $1.3 million
•Hardware Revenues were $3.5 million
•Net Loss was $(8.0) million
•Net Loss per Share was $(0.08)
•Non-GAAP Adjusted EBITDA Loss was $(6.7) million

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Recent Business Highlights

•Announced Contract Renewal & Expansion With Parkview Health
•LYTE by Phunware Launched Black Friday Gaming PC Sale, Slashing $100 Build Fee for Month of November
•Presented at the 2nd Annual Needham Virtual Crypto Conference
•Phunware to Participate at the Roth 11th Annual Technology Event on November 16, 2022

Conference Call Information

Phunware management will host a conference call today (November 10, 2022) at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss its financial results for the quarter ended September 30, 2022.

Interested parties may access the conference call by dialing 888-506-0062 in the United States, or 973-528-0011 from international locations with access code: 204760. The conference call will be broadcast live and available for replay here and via the investor relations section of the Company’s website at investors.phunware.com.

Safe Harbor Clause and Forward-Looking Statements

This press release includes forward-looking statements. All statements other than statements of historical facts contained in this press release, including statements regarding our future results of operations and financial position, business strategy and plans, and our objectives for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “expose,” “intend,” “may,” “might,” “opportunity,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” and similar expressions that convey uncertainty of future events or outcomes are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us. Future developments affecting us may not be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) and other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” in our filings with the Securities and Exchange Commission (the “SEC”), including our reports on Forms 10-K, 10-Q, 8-K and other filings that we make with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. These risks and others described under “Risk Factors” in our SEC filings may not be exhaustive.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. We caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate may differ materially from those made in or suggested by the forward-looking statements contained in this press release. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this press release, those results or developments may not be indicative of results or developments in subsequent periods.

Disclosure Information

Phunware uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s Investor Relations website, in addition to following the Company’s press releases, SEC filings, public conference calls, presentations and webcasts.

About Phunware, Inc.

Everything You Need to Succeed on Mobile — Transforming Digital Human Experience

Phunware, Inc. (NASDAQ: PHUN) helps the world’s most respected brands create category-defining mobile experiences, with approximately one billion active devices touching its platform each month when operating at scale. For more information about how Phunware is transforming the way consumers and brands interact with mobile in the virtual and physical worlds, visit https://phunware.com, https://phunwallet.com, https://phuncoin.com, https://phuntoken.com, and follow @phunware, @phuncoin and @phuntoken on all social media platforms.

Phunware PR & Media Inquiries:
Laura Simpson
JConnelly
Email: PhunwarePR@jconnelly.com
Phone: (973) 713-8834

Phunware Investor Relations:
Matt Glover and John Yi
Gateway Investor Relations
Email: PHUN@gatewayir.com
Phone: (949) 574-3860

Condensed Consolidated Balance Sheets
(In thousands, except share and per share information)

	September 30, 2022	December 31, 2021
	(Unaudited)
Assets
Current assets:
Cash	$8,538	$23,137
Accounts receivable, net of allowance for doubtful accounts of $0 and $10 at September 30, 2022 and December 31, 2021, respectively	1,714	967
Inventory, net	3,236	2,636
Digital assets, net	12,617	32,581
Prepaid expenses and other current assets	809	686
Total current assets	26,914	60,007
Property and equipment, net	207	—
Goodwill	33,058	33,260
Intangible assets, net	2,691	3,213
Deferred tax asset	1,278	1,278
Right-of-use asset	3,929	1,260
Other assets	402	276
Total assets	$68,479	$99,294
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$7,514	$6,589
Accrued expenses	5,599	9,621
Lease liability	949	399
Deferred revenue	1,650	3,973
PhunCoin deposits	1,203	1,202
Current maturities of long-term debt, net	12,691	4,904
Warrant liability	338	3,605
Total current liabilities	29,944	30,293
Deferred tax liability	1,278	1,278
Deferred revenue	1,158	1,299
Lease liability	3,316	1,147
Total liabilities	35,696	34,017
Commitments and contingencies
Stockholders’ equity
Common stock, $0.0001 par value; 1,000,000,000 shares authorized at September 30, 2022 and December 31, 2021; 101,321,268 and 96,751,610 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	10	10
Additional paid-in capital	272,657	264,944
Accumulated other comprehensive loss	(553)	(352)
Accumulated deficit	(239,331)	(199,325)
Total stockholders’ equity	32,783	65,277
Total liabilities and stockholders’ equity	$68,479	$99,294

Condensed Consolidated Statements of Operations and Comprehensive (Loss) Income
(In thousands, except per share information)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Net revenues	$4,758	$2,160	$17,021	$5,242
Cost of revenues	3,963	1,026	12,935	2,842
Gross profit	795	1,134	4,086	2,400

Operating expenses:
Sales and marketing	1,819	715	5,232	1,910
General and administrative	5,189	3,296	14,745	9,075
Research and development	1,665	1,160	4,544	3,058
Total operating expenses	8,673	5,171	24,521	14,043
Operating loss	(7,878)	(4,037)	(20,435)	(11,643)

Other income (expense):
Interest (expense) income	(991)	7	(1,645)	(4,057)
Loss on extinguishment of debt	—	—	—	(7,952)
Impairment of digital assets	—	—	(21,511)	(776)
Fair value adjustment of warrant liability	797	1,501	3,267	(148)
Gain on forgiveness of PPP loan	—	2,850	—	2,850
Other income, net	54	51	318	15
Total other (expense) income	(140)	4,409	(19,571)	(10,068)
(Loss) income before taxes	(8,018)	372	(40,006)	(21,711)
Income tax expense	—	—	—	—
Net (loss) income	(8,018)	372	(40,006)	(21,711)
Other comprehensive (loss) income:
Cumulative translation adjustment	(84)	(33)	(201)	(18)
Comprehensive (loss) income	$(8,102)	$339	$(40,207)	$(21,729)

Net (loss) income per share, basic	$(0.08)	$0.01	$(0.41)	$(0.31)
Net (loss) income per common share, diluted	$(0.08)	$—	$(0.41)	$(0.31)

Weighted-average common shares used to compute net (loss) income per share, basic	98,822	74,347	97,803	70,185
Weighted-average common shares used to compute net (loss) income per share, diluted	98,822	74,699	97,803	70,185

Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Nine Months Ended September 30,
	2022	2021
Operating activities
Net loss	$(40,006)	$(21,711)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of debt discount and deferred financing costs	690	2,770
(Gain) loss on change in fair value of warrant liability	(3,267)	148
Loss on extinguishment of debt	—	7,952
Impairment of digital assets	21,511	776
Gain on forgiveness of PPP loan	—	(2,850)
Stock-based compensation	2,169	3,933
Other adjustments	990	297
Changes in operating assets and liabilities:
Accounts receivable	(723)	(272)
Inventory	(731)	—
Prepaid expenses and other assets	(254)	(345)
Accounts payable	925	(1,236)
Accrued expenses	(1,118)	(2,891)
Accrued legal settlement	—	(3,000)
Lease liability payments	(594)	(662)
Deferred revenue	(2,464)	(1,998)
Net cash used in operating activities	(22,872)	(19,089)
Investing activities
Acquisition payment	(1,125)	—
Purchase of digital assets	(923)	(1,497)
Capital expenditures	(238)	—
Net cash used in investing activities	(2,286)	(1,497)
Financing activities
Proceeds from borrowings, net of issuance costs	11,795	9,980
Payments on borrowings	(4,698)	(25,116)
Proceeds from exercise of options to purchase common stock	16	73
Proceeds from sales of common stock, net of issuance costs	3,655	32,610
Net cash provided by financing activities	10,768	17,547
Effect of exchange rate on cash and restricted cash	(209)	(19)
Net decrease in cash and restricted cash	(14,599)	(3,058)
Cash and restricted cash at the beginning of the period	23,137	4,031
Cash and restricted cash at the end of the period	$8,538	$973

	Nine Months Ended September 30,
	2022	2021
Supplemental disclosure of cash flow information:
Interest paid	$613	$1,315
Income taxes paid	$—	$—
Supplemental disclosures of non-cash activities:
Right-of-use assets obtained in exchange for operating lease obligations	$3,053	$—
Non-cash exchange of digital assets	$911	$—
Issuance of common stock in connection with acquisition of Lyte Technology, Inc.	$1,814	$—
Proceeds not received related to sales of common stock	$—	$97
Issuance of common stock for payment of board of director fees	$—	$66

Non-GAAP Financial Measures and Reconciliation
Our non-GAAP financial measures include adjusted gross profit, adjusted gross margin and adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") (our "non-GAAP financial measures"). Our non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. They are not measurements of our financial performance under GAAP and should not be considered as alternatives to revenue or net loss, as applicable, or any other performance measures derived in accordance with GAAP and may not be comparable to other similarly titled measures of other businesses. Our non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our operating results as reported under GAAP. Some of these limitations include: (i) non-cash compensation is and will remain a key element of our overall long-term incentive compensation package, although we exclude it as an expense when evaluating its ongoing operating performance for a particular period, (ii) our non-GAAP financial measures do not reflect the impact of certain charges resulting from matters we consider not to be indicative of ongoing operations, and (iii) other companies in our industry may calculate our non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.
We compensate for these limitations to our non-GAAP financial measures by relying primarily on our GAAP results and using our non-GAAP financial measures only for supplemental purposes. Our non-GAAP financial measures include adjustments for items that may not occur in future periods. However, we believe these adjustments are appropriate because the amounts recognized can vary significantly from period to period, do not directly relate to the ongoing operations of our business and complicate comparisons of our internal operating results and operating results of other peer companies over time. Each of the normal recurring adjustments and other adjustments described in this paragraph help management with a measure of our operating performance over time by removing items that are not related to day-to-day operations or are non-cash expenses.

Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except percentages)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2022	2021	2022	2021
Net (loss) income	$(8,018)	$372	$(40,006)	$(21,711)
Add back: Depreciation and amortization	185	17	553	75
Add back (less): Interest expense (income)	991	(7)	1,645	4,057
EBITDA	(6,842)	382	(37,808)	(17,579)
Add back: Stock-based compensation	899	1,495	2,169	3,933
Add back: Loss on extinguishment of debt	—	—	—	7,952
Add back: Impairment of digital assets	—	—	21,511	776
Less: Gain on forgiveness of PPP loan	—	(2,850)	—	(2,850)
(Less) Add back: Fair value adjustment of warrant liability	(797)	(1,501)	(3,267)	148
Less: Gain on sale of digital asset	(1)	—	(195)	—
Adjusted EBITDA	$(6,741)	$(2,474)	$(17,590)	$(7,620)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except percentages)	2022	2021	2022	2021
Gross profit	$795	$1,134	$4,086	$2,400
Add back: Amortization of intangibles	—	—	—	7
Add back: Stock-based compensation	59	352	154	884
Adjusted gross profit	$854	$1,486	$4,240	$3,291

Gross margin	16.7%	52.5%	24.0%	45.8%
Adjusted gross margin	17.9%	68.8%	24.9%	62.8%

Supplemental Information
(In thousands, except percentages)

	Three Months Ended September 30,		Change
(in thousands, except percentages)	2022	2021	Amount	%
Net Revenues
Platform revenue	$1,259	$2,160	$(901)	(41.7)%
Hardware revenue	3,499	—	3,499	100.0%
Net revenues	$4,758	$2,160	$2,598	120.3%
Platform revenue as percentage of total revenue	26.5%	100.0%
Hardware revenue as percentage of total revenue	73.5%	—%

	Nine Months Ended September 30,		Change
(in thousands, except percentages)	2022	2021	Amount	%
Net Revenues
Platform revenue	$5,379	$5,242	$137	2.6%
Hardware revenue	11,642	—	11,642	100.0%
Net revenues	$17,021	$5,242	$11,779	224.7%
Platform revenue as percentage of total revenue	31.6%	100.0%
Hardware revenue as percentage of total revenue	68.4%	—%